DELAWARE GROUP® EQUITY FUNDS IV

Delaware Government Cash Management Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated January 28, 2020

The following replaces the first paragraph in the section entitled, “What are the Fund’s fees and expenses?”.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

The Fund's investment manager, Delaware Management Company (Manager), has agreed to voluntarily waive and/or reimburse fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Manager. There is no guarantee that the Fund will maintain a positive yield.

The following replaces the first paragraph in the section entitled, “What are the principal risks of investing in the Fund?”.

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

The following replaces “Interest rate risk” in the section entitled, “What are the principal risks of investing in the Fund?”.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Like the values of other debt instruments, the market values of US Government securities are affected by changes in interest rates. When interest rates rise, the market values of US Government securities generally decline. This could cause the Fund’s NAV to decline below $1.00 per share. Changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. During periods of low short-term interest rates, the Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable NAV.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 27, 2020 and hereby replaces and supersedes the supplement dated March 18, 2020.